UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WORLDWIDE MANUFACTURING USA, INC.

(Name of Issuer as specified in its charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

WORLDWIDE MANUFACTURING USA, INC.

1142 Cherry Street

San Bruno, California 94066

NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

to be held Friday, September 9, 2005

     NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders of Worldwide Manufacturing USA, Inc. (the Company) will be held on Friday, September 09, 2005 at 3:00 p.m. local time, at 4001 Discovery Lane, Boulder, Colorado 80303 to act on the following matters:

1.

To elect six members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders to be held in 2006 or until the successors are duly elected and qualified;

2.

To consider and vote upon a proposal to ratify the selection of Child, Sullivan & Company as the independent auditors for the Company for the year ended December 31, 2005;

3.

To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors fixed the close of business on August 1, 2005 as the record date for determining those stockholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum for the meeting.  All shareholders are cordially invited to attend the meeting in person.   Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Jimmy Wang

President

August 1, 2005

IMPORTANT:  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY.

WORLDWIDE MANUFACTURING USA, INC.

1142 Cherry Street

San Bruno, California 94066

____________________

Proxy Statement for

2005 Annual Meeting of Shareholders

The enclosed Proxy is solicited on behalf of Worldwide Manufacturing USA, Inc., (the Company) for use at the 2005 Annual Meeting of Shareholders to be held on Friday, September 09, 2005, at 3:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein the accompanying Notice of the Annual Meeting of Shareholders.

The Annual Meeting will be held at 4001 Discovery Lane, Boulder, Colorado 80303. The Company's principal executive office is located at 1142 Cherry Street, San Bruno, California 94066.  The Company's telephone number is (650) 794-9888. Please contact John Ballard at extension 221 or 212.

These proxy solicitation materials were mailed on or about August 12, 2005, to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on August 1, 2005 (the Record Date) are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 30,337,500 shares of the Company's Common Stock (the Common Stock) were issued and outstanding and entitled to vote at the Annual Meeting.  No shares of Preferred Stock were issued and outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held for each of the four directors to be elected. Holders of Common Stock do not have the right to cumulate their votes in the election of directors. On all other matters, each share of Common Stock is likewise entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company's President, who will serve as the Inspector of Elections (the Inspector). The Inspector will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Colorado law for approval of proposals presented to shareholders.  The Company’s Bylaws provide that a quorum consists of the holders of one-third of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of all of the Company’s director nominees named herein, for ratification of the employee option plan, and as the proxy holders deem advisable on other matters that may properly come before the meeting.  If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Colorado concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company.   The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.   Certain of the Company's directors, officers, and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2006 Annual Meeting of Stockholders will be held in September 2006.  Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2006 Annual Meeting of Stockholders must be received by the Company no later than April 1, 2006 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was August 1, 2004.   As of the Record Date, the Company had a total of 30,337,500 shares of Common Stock issued and outstanding.

The following table sets forth information, as of August 1, 2005, with respect to the beneficial ownership of the Company’s common stock by:  (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class

Jimmy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	24,629,776 (2)	81.0%
Mindy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	24,629,776 (2)	81.0%
John Ballard (1) 6754 W. Hinsdale Place Littleton, CO 80123	1,456,000	4.8%

Jehu Hand (1) 24351 Pasto Road Suite B Dana Point, California 92629	0

All directors and executive officers as a group (4 in number)	26,085,776	85.8%

(1) The person listed is an officer, a director, or both, of the Company.

(2) Jimmy and Mindy Wang hold 12,314,888 shares each.  Jimmy and Mindy Wang are husband and wife, and may be deemed to beneficially own the shares owned by the other.

EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2004, the following executive officer received compensation from the Company:

Jimmy Wang (President and Chairman of the Board)	$76,000
Mindy Wang (Secretary and Treasurer)	$50,000
John Ballard (Chief Financial Officer)	$24,000

No director was paid compensation for any services as a director during the fiscal year ended December 31, 2004.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

To the best knowledge and belief of the Company, each of the directors, officers or beneficial owners of more than 10% of the Company's securities named herein has filed all reports required to be filed by Section 16(a).

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of four (6) directors is to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four nominees named below.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Name of Nominee	Age	Position Held and Tenure
Jimmy Wang	49	CEO and President since September 2003
Mindy Wang	47	Secretary and Treasurer since September 2003
John Ballard	47	Chief Financial Officer since July 2003
Jehu Hand	51	Corporate Counsel since February 2004
Philip Zhang	46	General Manager of Shanghai Intech since
Don Gaddy	51	Consultant

Biographical Information.

Jimmy Wang, President and Chief Executive Officer

Jimmy Wang has over twelve years experience in a wide range of component manufacturing.  From 1993 to the present, Mr. Wang has been President and CEO of Worldwide Manufacturing USA, Inc.  From 1990 to 1995, Mr. Wang was the Sales Manager from MP World Manufacturing, Inc., and was responsible for increasing the company’s sales from $2,000,000 to $8,000,000.  In 1993, Mr. Wang founded Worldwide Manufacturing USA, Inc.  In 1990, Mr. Wang earned a Masters Degree in Applied Economics from the University of Minnesota, and in 1982 received a Bachelors of Science Degree in Economics from the Shanghai Institute of Foreign Trade.

Mindy Wang, Secretary and Treasurer

Mindy Wang has over twelve years of accounting and financial management experience with Technology Power and Worldwide Manufacturing. From 1993 to the present, Ms. Wang has

been Controller of Worldwide Manufacturing USA, Inc.   In 1993, Ms. Wang co-founded Worldwide Manufacturing.  Ms. Wang earned a Bachelors Degree in International Business from the University of California at Los Angeles Institute of Economics and Management in Beijing and attended the Master*s program of the Business Education of the University of Minnesota.

Jimmy and Mindy Wang are husband and wife.  Each holds directly 12,967,500 shares, but may be deemed to beneficially own the shares owned by the other.

John Ballard, Chief Financial Officer

John Ballard has more than fifteen years of business management, project management, and accounting experience.  From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and internet provider based in Longmont, Colorado.  Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002.  Call Solutions was in the business of opening call centers.  From 1988 to 1993, Mr. Ballard was Chief Financial Officer for a chain of retail stores in Denver.  Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude.  Mr. Ballard also holds a Masters of Business in Administration from Regis University.

Jehu Hand, Corporate Counsel

Jehu Hand has been engaged in corporate and securities law practice with Worldwide Manufacturing since January 2004.  From 2002 to 2004 he has been employed by Hand & Hand, a professional corporation providing consulting and legal services to companies in a wide range of industries. He has been a partner of the law firm of Hand & Hand from 1994 to 1999. From January 1992 to December 1992, he was the Vice President-Corporate Counsel and Secretary of Biolase Technology, Inc., which designs, manufactures, and markets dental lasers and endodontics equipment. He also served as director of Biolase from February 1992 to February 1993. From January to October 1992 Mr. Hand was counsel to the law firm of Lewis, D’Amato, Brisbois & Bisgaard.   Jehu Hand received a J.D. from New York University School of Law and a B.A. from Brigham Young University. He is licensed with the California State bar. Mr. Hand is also a licensed real estate broker. He is also registered principal (Series 7, 24, and 63) of SoCal Securities, a broker-dealer and member of the National Association of Securities Dealers. Mr. Hand was a director and president of Albion Aviation, Inc., from 2000 to March 2003. Mr. Hand is currently serving as a director of Russian Athena and California Service Stations, Inc.

Philip Zhang, General Manager of Shanghai Intech

Philip Zhang has a Masters in Science Degree in Computer Science from the San Francisco State University and a Bachelor of Science Degree in Mechanical Engineering from the East China Textile University. He has been the General Manager and Vice President of Operations of Shanghai Intech which is the quality control arm for Worldwide Manufacturing USA since 2001.

Don Gaddy, Consultant

Don Gaddy has more than 25 years of Business and Operations management with two Fortune 500 manufacturing companies, Square D Company and Danaher Corporation.  He has held key management positions in Operations, Procurement and Logistics.  Most recently, Don held the position of Vice President of Operations Planning and Procurement at Danaher Corp. and Senior Vice President of Global Operations for Ryko Manufacturing.  He has achieved a number of awards and certifications including CPM, CPIM and ISO Lead Assessor Auditor.  Don holds a Bachelor of Arts Degree in Management and Marketing from Eckerd Business College.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held one formal meeting during the fiscal year ended December 31, 2004. All incumbent directors attended 100% of the Board meetings held during their respective tenures, either in person, or telephonically. The Board of Directors does not have nominating or compensation committees, or committees performing similar functions.  We do not have an audit committee. The entire Board of Directors serves as the audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

Compensation of Directors

The Company’s directors will receive 20,000 shares of restricted stock of the Company beginning in 2005 for compensation for service on the Board of Directors. Additionally, they may be reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

Vote required; Recommendation of the Board of Directors

With respect to the election of directors, an abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

(INSTRUCTION:

Mark an X in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Child, Sullivan & Company, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2005.  A representative of Child, Sullivan & Company is not expected to be present at the meeting.

During the year ended December 31, 2004, Child, Sullivan & Company did not bill the Company any fees related to tax and other non-audit services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CHILD, SULLIVAN & COMPANY TO ACT AS INDEPENDENT AUDITORS FOR THE COMPANY.

INSTRUCTION:

Mark an X in the space preceding the desired selection. (IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Vote Required:  Recommendation of Board of Directors

The Board of Directors has conditioned its appointment of the Company’s independent certified public accountants upon receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum.  In the event the shareholders do not approve the selection of Child, Sullivan & Company, the Board of Directors will reconsider the appointment of the independent auditors.

SHAREHOLDER PROPOSALS

Shareholder proposals for the 2006 Annual Meeting must be received by the Company at its principal executive officers by April 1, 2006 in order to be considered for inclusion in the proxy statement for such meeting.

3.

OTHER MATTERS - upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate in my proxy’s the sole and absolute discretion.

Management knows of no other matter that may properly be, or which is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

DATED: __________________________

(Signature of Shareholder)

(Signature of Shareholder)

(Signature of Shareholder)
If signing as Attorney, Executor, Administrator,
Guardian, Trustee or other representative capacity,
please indicate your full title. If there is more than
one person serving in such capacity, all should sign. ALL OF THE OWNERS OF STOCK HELD IN JOINT NAME MUST SIGN